                  SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Capital Exchange Fund, Inc.
             (Name of Registrant as Specified in Its Charter)

                                Janet E. Sanders
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


 4) Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:


 2) Form, Schedule or Registration Statement No.:


 3) Filing Party:


 4) Date Filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined

                     24 FEDERAL STREET BOSTON, MASS. 02110

                                                                October 30, 1995

Dear Stockholders:

         On November 30, 1995, a Special Meeting in lieu of the Annual Meeting of the Stockholders of Capital Exchange Fund, Inc. (the "Fund") will be held to vote on several important proposals. Adoption of these proposals, which the Fund's Directors have approved and believe are in the best interests of the Fund and its stockholders, requires approval of the Fund's stockholders. As a stockholder, you are entitled to cast one vote for each share that you own.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by November 30, 1995, it will be necessary to send further mailings to secure it. This is a costly process and is paid for by the Fund. Therefore, you, as a stockholder, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

         IN ADDITION TO MATTERS RELATED TO AN ANNUAL MEETING, THE MEETING IS CALLED TO CONSIDER PROPOSALS TO ADOPT THE HUB AND SPOKE(R) MUTUAL FUND STRUCTURE FOR THE FUND. This would involve the investment by the Fund of its assets in a corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund. In adopting this structure, other collective investment vehicles will be able to invest in the resultant Portfolio of the existing Fund without assuming the Fund's unrealized capital gains. Since these other collective investment vehicles will have investors who would not otherwise invest in the existing Fund, additional assets may be invested in the Portfolio. ADDING ASSETS FROM NEW INVESTORS WILL ENABLE THE FUND TO PARTICIPATE IN A LARGER, MORE DIVERSIFIED AND POTENTIALLY MORE ATTRACTIVE INVESTMENT PORTFOLIO. THE FUND WILL BE IN A POSITION TO REALIZE DIRECTLY OR INDIRECTLY CERTAIN ECONOMIES OF SCALE, BASED ON THE PREMISE THAT CERTAIN OF THE EXPENSES OF OPERATING AN INVESTMENT PORTFOLIO ARE RELATIVELY FIXED AND THAT A LARGER INVESTMENT PORTFOLIO MAY EVENTUALLY ACHIEVE A LOWER RATIO OF OPERATING EXPENSES TO NET ASSETS. AS A RESULT, STOCKHOLDERS OF THE EXISTING FUND MAY EVENTUALLY ENJOY HIGHER RETURNS ON THEIR RESPECTIVE INVESTMENTS. The Directors of the Fund believe that investing in the Portfolio may produce other benefits resulting from such increased asset size such as the ability to purchase securities in larger amounts than the existing Fund currently is able to acquire, which may reduce certain operating expenses indirectly borne by stockholders.


  THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

There can be no assurance that these anticipated portfolio benefits and economies of scale will be realized. The Directors believe that over time the aggregate per share expenses of the Fund and the Portfolio should be less than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and make direct portfolio investments.

OTHER PROPOSALS YOU ARE VOTING ON.

         At the Meeting stockholders will be asked to amend the Fund's investment objective to state more explicitly that consideration is given to investor taxes in managing the investment portfolio. Stockholders will also be asked to amend certain fundamental investment restrictions to enable the Fund to pursue tax-efficient management strategies and to utilize certain modern investment techniques commonly used by investment professionals. Amendment of the By-Laws of the Fund with respect to the timing of stockholder meetings also is proposed. Finally, amendment of the Articles of Organization with respect to reorganizations is proposed.

              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN
             TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN THE
                           ENCLOSED PROXY CARD TODAY.

         The matters to be presented to the Meeting are described in detail in the enclosed proxy statement. THE DIRECTORS BELIEVE THAT ALL OF THE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS STOCKHOLDERS. The Directors believe that the organization of mutual funds in hub-and-spoke arrangements is an important evolution in the mutual fund industry and with adequate disclosure and certain structural safeguards for investors, these arrangements can offer benefits to both investors and the investment company industry without any significant risk to investors.

                                          For the Board of Directors



                                          Landon T. Clay, President and Director



  YOUR DIRECTORS URGE YOU TO VOTE IN FAVOR OF ALL PROPOSALS, AND LOOK FORWARD TO RECEIVING YOUR PROXY SO YOUR SHARES CAN BE VOTED AT THE MEETING. FOR YOUR CONVENIENCE AND TO SPEED DELIVERY OF YOUR PROXY, PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED. THANK YOU.

                          CAPITAL EXCHANGE FUND, INC.
                     24 FEDERAL STREET, BOSTON, MASS. 02110

    Notice of Special Meeting in lieu of the Annual Meeting of Stockholders
                          To Be Held November 30, 1995

         A Special Meeting in lieu of the Annual Meeting of Stockholders of Capital Exchange Fund, Inc. (the "Fund"), will be held at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts on November 30, 1995, commencing at 10:00 A.M. (Boston time), for the following purposes:

         1. To fix the number of Directors, and to elect a Board of Directors for the ensuing year and until their successors are elected and qualified.

         2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of its current fiscal year.

         3. To consider and act upon a proposal to approve an Amendment to the By-Laws regarding the timing of annual stockholder meetings.

         4. To consider and act upon a proposal to adopt a new investment policy to authorize the Fund to invest its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to supplement investment restrictions to permit such investment.

         5. To consider and act upon a proposal to authorize the Fund to vote at a meeting of holders of interests in the Portfolio to (A) elect a board of trustees of the Portfolio; (B) ratify the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio; and (C) approve the Investment Advisory Agreement (as set forth in Exhibit A to the accompanying Proxy Statement) between the Portfolio and its investment adviser, Boston Management and research (a subsidiary of Eaton Vance Management).

         6. To consider and act upon a proposal to eliminate, reclassify and amend the Fund's investment objective and certain of the Fund's fundamental investment policies (as set forth in Exhibit B to the accompanying proxy statement).

         7. To consider and act upon a proposal to approve an Amendment to the Articles of Organization regarding reorganizations.

         8. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

These items are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of the Fund. The Board of Directors of the Fund have fixed the close of business on October 23, 1995 as the record date for the determination of the stockholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          THOMAS OTIS
                                            Clerk
OCTOBER 30, 1995


IMPORTANT - STOCKHOLDERS CAN HELP THE BOARD OF DIRECTORS OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                          CAPITAL EXCHANGE FUND, INC.
                               24 Federal Street
                          Boston, Massachusetts 02110

                                                                October 30, 1995

                                PROXY STATEMENT

         A proxy is enclosed with the foregoing Notice of a Special Meeting in lieu of the Annual Meeting of Stockholders of Capital Exchange Fund, Inc. (the "Fund"), to be held November 30, 1995 for the benefit of stockholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Directors of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's transfer agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to stockholders on or about October 30, 1995.

         The Board of Directors of the Fund has fixed the close of business October 23, 1995, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. Stockholders at the close of business on the record date will be entitled to one vote for each share held. As of October 23, 1995, there were ____________ shares of capital stock of the ________________ Fund outstanding. As of such date, the following stockholders beneficially owned the following number of shares of the Fund (at least 5% of outstanding shares); ________________, (__%). To the knowledge of the Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares.

         The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 7 of the Notice of the meeting which will be presented for consideration. If any other matters are properly presented, as to such matters, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment.

                       PROPOSAL 1. ELECTION OF DIRECTORS

         It is the present intention that the enclosed proxy will, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of voting to fix the number of Directors for the ensuing year at six, and of voting in favor of the election of the nominees named below for the respective offices indicated below, to hold office for a term of one year and until their successors are elected and qualified. The nominee whose names is preceded by an asterisk(*) is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliations with the Funds, the Funds' investment adviser, Eaton Vance Management ("EVM") or Boston Management and Research ("BMR"), EVM's wholly-owned subsidiary, of which EVM owns all of the issued and outstanding shares of BMR, or Eaton Vance Corp. ("EVC"), which owns all of the outstanding stock of EVM, and of EVM's and BMR's trustee, Eaton Vance, Inc.
("EV"), which is a wholly-owned subsidiary of EVC.

                                                    DIRECTORS
    Name and                                Principal Occupations Over
Other Information                                 Past Five Years
-----------------                                 ---------------
*LANDON T. CLAY            President of the Fund. Chairman of the Board of EVC,
Age: 69; has been a        EV, EVM, BMR and Director of EVC and EV.  He also
Director since 1970.       serves as a Director, Managing General Partner,
                           Director General Partner, Trustee and/or officer of fifteen investment companies advised or administered by EVM or BMR.

DONALD R. DWIGHT           Mr. Dwight is President of Dwight Partners, Inc. (a
Age: 64; has been a        corporate relations and communications company)
Director since 1986.       founded in 1988; Chairman of the Board of Newspapers
                           of New England, Inc., since 1982. He also serves as a Director, Managing General Partner, Director General
                           Partner, or Trustee of seventy-nine investment companies advised or administered by EVM or BMR.

SAMUEL L. HAYES, III       Dr. Hayes is the Jacob H. Schiff Professor of
Age: 60; has been a        Investment Banking at Harvard Graduate School of
Director since 1986.       Business Administration. He also serves as a
                           Director, Managing General Partner, Director General
                           Partner, or Trustee of eighty-two investment companies advised or administered by EVM or BMR.

NORTON H. REAMER           President and a Director of United Asset Management
Age: 60, has been a        Corporation, Director, Chairman and President of The
Director since 1986.       Regis Fund, Inc., an open- end mutual fund. He also
                           serves as a Director, Managing General Partner,
                           Director General Partner, or Trustee of seventy-nine investment companies advised or administered by EVM or BMR.

JOHN L. THORNDIKE          Director of Fiduciary Company Incorporated in Boston,
Age 69; has been a         Massachusetts; a Trustee of the Boston Symphony
Director since 1971.       Orchestra. He also serves as a Director, Managing
                           General Partner, Director General Partner, or Trustee of seventy-nine investment companies advised or administered by EVM or BMR.

JACK L. TREYNOR            An investment adviser and consultant. Associate
Age: 65; has been a        Professor of Finance, Loyola-Marymount University,
Trustee since 1971.        Los Angeles, California (until May 1989). Mr. Treynor
                           is also a member of the Advisory Board of the Institute for Quantitive Research in Finance. He also serves as a Director, Managing General Partner,
                           Director General Partner, or Trustee of seventy-seven investment companies advised or administered by EVM or BMR.

         As of October 23, 1995, none of the Directors or officers of the Fund beneficially owned shares of the Fund.

         It is not expected that any of the nominees referred to above will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees or to vote to fix the number of Directors for the ensuing year at less than six (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

         Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Directors of the Fund. The Special Committee's functions include a continuous review of the Fund's investment advisory agreement with the investment adviser, making recommendations to the Board regarding the compensation of those Directors who are not members of the investment adviser's organization, and making recommendations to the Board regarding candidates to fill vacancies, as and when they occur, in the ranks of those Directors who are not "interested persons" of the Fund or the investment adviser. The Board will, when a vacancy exists or is anticipated, consider any nominee for Director of a Fund recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

         Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Directors of the Fund. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent public accountants, and reviewing with such accountants and the Treasurer of the Fund matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

         During the Fund's last fiscal year, the Board of Directors held eight meetings, the Special committee held meetings and the Audit Committee held one meeting.

         The fees and expenses of those Directors of the Fund who are not members of the Eaton Vance organization are paid by the Fund. For the fiscal year ended October 31, 1995, the Directors of the Fund will have earned the following compensation in their capacities as Directors from the Fund and other funds in the Eaton Vance fund complex:

                                      Aggregate                    Retirement
                                     Compensation        Benefit Accrued S/B 10/1/94                Total
                                     from the Fund                from Fund                  Compensation 9/30/95
         Name                       for FYE 10/31/95               Complex                      Fund Complex<F1>
         ----                       ----------------               -------                      ---------------
Donald R. Dwight                        $ 1,244                    $ 35,000                        $ 135,000
Samuel L. Hayes, III                      1,297                      33,750                          150,000
Norton H. Reamer                          1,329                       -0-                            135,000
John L. Thorndike                         1,411                       -0-                            140,000
Jack L. Treynor                           1,318                       -0-                            140,000
-----------

<F1> The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.

         Directors of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Director may elect to have his deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Directors under the Plan will be determined based upon the performance of such investments. Deferral of Directors' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Director or obligate the Portfolio to pay any particular level of compensation to the Director. If Proposal 5(A) is approved, the Plan will cease to be effective as to the fees paid to Directors of the Fund, but will be effective as to the fees paid to the Trustees of the Portfolio.

         The Fund's charter provides that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Fund. However, no indemnification will be provided to any Director or officer for any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  2. RATIFICATION OF SELECTION OF ACCOUNTANTS
                                  OF THE FUND

         A majority of the members of each Board of Directors who are not interested persons of a Fund have selected Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, as independent certified public accountants to sign or certify any financial statements which may be filed by the Fund with the Securities and Exchange commission in respect of all or any part of the Fund's fiscal year ending October 31, 1996, the employment of such accountants being expressly conditioned upon the right of the Fund, by vote of a majority of the outstanding capital stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the stockholders at this meeting. The Fund is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Fund.

         The Fund's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Fund, including services leading to the expression of opinions on the financial statements included in the Fund's annual report to stockholders, opinions on financial statements and other data included in the Fund's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Fund's registration statement, and preparation of the Fund's Federal tax returns. The nature and scope of the professional services of the accountants have been approved by the Audit Committee of the Fund's Board of Directors, which has considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Deloitte & Touche LLP, as the independent certified public accountants to be employed by the Fund to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending October 31, 1996.

             3. TO APPROVE AN AMENDMENT TO THE BY-LAWS OF THE FUND

         The Directors of the Fund recommend amending the Fund's By-Laws to change the annual meeting date. The purpose of this change is to permit greater flexibility in scheduling meetings and, when appropriate, the use of combined proxy materials for Annual Meetings of this and other similar funds which will reduce the costs associated with annual proxy solicitations. Under Massachusetts General Laws Chapter 156B, Section 33, the annual shareholder meeting can be held at any time in the first 6 months of the fiscal year. The Directors recommend that the Fund change its annual meeting date from the third Thursday in March to the second Wednesday in April, or such other date as the Directors shall fix consistent with applicable law. If this Proposal is approved, the meeting on November 30, 1995 will serve as the annual meeting for the 1995-96 fiscal year. Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of stock, and implementation is not dependent on any other proposal in this proxy statement being approved.

                 PROPOSAL 4. TO APPROVE A NEW INVESTMENT POLICY
                  AND TO SUPPLEMENT INVESTMENT RESTRICTIONS TO
                       PERMIT A NEW INVESTMENT STRUCTURE

                                    Summary

         The Board of Directors of the Fund has approved, and is submitting to the stockholders of the Fund for approval, the adoption of a new investment policy for the Fund and the addition of a fundamental investment provision to permit the Fund to invest its "investable assets" (portfolio securities and cash) in a corresponding open-end management investment company, the Tax-Managed Growth Portfolio (the "Portfolio"), having substantially the same investment objective, policies and restrictions as the Fund. The new investment policy and change in the investment restrictions for the Fund are subject to approval by the Fund's stockholders. If this Proposal is approved by the Fund's stockholders, the Directors intend to invest the Fund's investable assets in the Portfolio, thereby converting the Fund to the Hub and Spoke(R) structure. (Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc.)

                             NEW INVESTMENT POLICY
The Board of Directors recommends that the stockholders of the Fund approve a new investment policy for the Fund, i.e., to invest its investable assets in the Portfolio. The Portfolio is a trust which, like the Fund, is registered as an open-end management company under the Investment Company Act of 1940 (the "Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund if shareholders approve Proposal 6. Eaton Vance Management ("EVM") is currently the investment adviser of the Fund and its wholly-owned subsidiary, Boston Management and Research ("BMR"), will be the investment adviser of the Portfolio if Proposal 5(C) is approved. Accordingly, by investing in the Portfolio, the Fund would seek its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its objective, policies and restrictions.

         The Portfolio is a no-load, open-end management investment company registered under the Act. The Portfolio was organized as a trust under New York law on October 23, 1995. The interests in the Portfolio are not available for purchase by members of the general public.

         By investing the Fund's assets in the Portfolio, the Directors expect that the Eaton Vance organization will be in a position to sponsor other collective investment vehicles that could invest in the Portfolio without assuming potential liability for the Fund's large unrealized capital gains. These new vehicles may include continuously offered open-end investment companies. Eaton Vance Distributors, Inc. has employed personnel to develop such new vehicles. To the extent that these strategies are successful, the new Hub and Spoke structure could enable the Fund to participate in a larger, more diversified and potentially more attractive investment portfolio. The Fund would be in a position to benefit, directly or indirectly, from certain economies of scale, based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed and that a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. The Directors also believe that investing in the Portfolio may produce other benefits resulting from such increased asset size such as the ability to purchase securities in larger amounts than the Fund currently is able to acquire. No such portfolio benefits or economies of scale are anticipated until other investors invest their assets in the Portfolio. See the pro forma expense tables and the discussion provided below. There can be no assurance that these anticipated benefits will be realized.

         Other investment companies advised by Eaton Vance with substantially the same investment objectives and policies may also invest in the Portfolio. Adding the assets of such other established investment companies to the Portfolio will potentially enable the Fund to achieve additional portfolio benefits and economies of scale. Investors in the Fund will not assume potential liability for the unrealized capital gains of other investment companies that invest in the Portfolio. During the first five years after the Fund invests in the Portfolio, the Portfolio does not intend to distribute securities contributed by the Fund to any investor in the Portfolio other than the Fund. Therefore, adopting the Hub-and Spoke structure itself should not subject the Fund's shareholders to increased capital gain realizations. A more diverse portfolio of investments will, however, affect investment returns. These returns could be higher or lower than what the Fund would achieve in its current form.

         To the extent that the Fund invests its investable assets in the Portfolio, the Fund would no longer require investment advisory services and would have a reduced need for certain administrative services. For this reason, if stockholders of the Fund approve the addition to the investment restrictions described and adopt the new investment policy described in this Proposal, and the Fund continues to invest its investable assets in the Portfolio, no investment advisory fees will be paid under the existing investment Advisory Agreement of the Fund with EVM. Currently, under the existing Investment Advisory Agreement with EVM, the Fund pays a monthly fee of 5/96 of 1% (equivalent to .625% annually) of the average daily net assets of the Fund.

         The Portfolio has an Investment Advisory Agreement pursuant to which BMR will be paid a monthly fee calculated in the same manner as the fee currently being paid by the Fund, as set forth above, on the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced as follows:

                                                     Annualized Fee Rate
Average Daily Net Assets for the Month                 (For Each Level)
--------------------------------------                -----------------
$500 million but less than $1.0 billion                       .5625%
$1.0 billion but less than $1.5 billion                       .5000%
$1.5 billion and over                                         .4375%

If Proposal 5(C) is approved and the average daily net assets of the Portfolio should grow to over $500 million, lower advisory fee rates would go into effect in accordance with the above schedule. Thus, the total investment advisory fee received by EVM and its subsidiary will not increase as a result of the implementation of the Fund's proposed investment in the Portfolio.

         Upon exchange of the investable assets of the Fund for an interest in the Portfolio, the Fund will retain the services of EVM under an administrative services agreement to act as administrator of the Fund. The Fund has not retained the services of an investment adviser since the Fund seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. Under the administrative services agreement, EVM would provide the Fund with general office facilities and supervise the overall administration of the Fund. For these services EVM currently receives no compensation. The Directors of the Fund may determine, in the future, to compensate EVM for its services under the administrative services agreement.

         The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement with the Portfolio, or by EVM under the administrative services agreement with the Fund. Such costs and expenses to be borne by the Portfolio and the Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and the governmental fees; expenses of reporting to stockholders and investors; proxy statements and other expenses of stockholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of trustees or Directors, as the case may be, not affiliated with BMR or EVM; and investment advisory fees and, if any, administrative services fees. The Portfolio and the Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Fund, as the case may be, is a party and any legal obligation to indemnify its respective officers and trustees or Directors, as the case may be, with respect thereto.

         The following table shows the actual expenses of the Fund for the six months ended April 30, 1995, and a pro forma adjustment thereof assuming the Fund had invested its investable assets in the Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of converting the Fund to the Hub and Spoke structure and the estimated costs of this proxy solicitation (approximately $3,500). The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; and
(ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period.

                   FUND OPERATING EXPENSES FOR THE SIX MONTHS
                              ENDED APRIL 30, 1995
             (ANNUALIZED AS A PERCENT OF AVERAGE DAILY NET ASSETS)

                                     PRO FORMA (ASSUMING THAT
                                          THE AVERAGE
                                     DAILY NET ASSETS INVESTED
                                          BY THE FUND
                                     IN THE PORTFOLIO WERE
                                          $94,237,918)
                                     --------------------------
                                     ACTUAL   FUND       PORTFOLIO      TOTAL
                                     ------   ----       ---------      -----
Annual Fund Operating Expenses
         Investment advisory fees    0.625%   0.000%       0.625%       0.625%
         Other expenses              0.165%   0.095%       0.080%       0.175%
                                     ------   ------       ------       ------
Total Fund Operating Expenses        0.790%   0.095%       0.705%       0.800%
                                     ======   ======       ======       ======

         Assuming that the Fund was the only holder of interests in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been about the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated. If average daily net assets of the Portfolio grew to $200 million, the projected operating total expense ratio would be reduced to 0.760%.

         In recommending that the stockholders authorize the conversion of the Fund to the Hub and Spoke structure, the Directors have taken into account and evaluated the possible effects which increased assets in the Portfolio may have on the expense ratio of the Fund. There is, of course, no assurance that the net assets of the Portfolio will grow. After carefully weighing the costs involved against the anticipated benefits of converting the Fund to the Hub and Spoke structure, the Board of Directors recommend that the stockholders of the Fund vote to approve Proposal 4.

         If Proposal 4 is approved by stockholders of the Fund, the Board of Directors expects to implement the investment for the Fund by causing the Fund to exchange its investable assets (portfolio securities and cash) as well as certain other assets (including receivables for securities sold from the portfolio and receivables for interest on portfolio securities) for an interest in the Portfolio. The proposed transaction will not alter the rights and privileges of stockholders of the Fund. The value of a stockholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a stockholder's investment in the Fund may fluctuate thereafter.

         The Fund would be able to withdraw its investment in the Portfolio at any time, if the Directors determine that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Directors would consider what action might be taken, including the investment of the investable assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with its investment policies as is presently the case.

                           DESCRIPTION OF THE PORTFOLIO

         The investment objective of the Portfolio is the same as the objective of the Fund, assuming Proposal 6 is approved. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction, again assuming Proposal 6 is approved.

         If the proposed investment in the Portfolio is implemented, the Fund's assets would no longer be directly invested in a portfolio of securities but would rather be invested in the securities of a single issuer, i.e., the Portfolio, which is a New York trust, and is registered as an open-end management investment company under the Act. Nevertheless, inasmuch as the assets of the Portfolio would be directly invested in a portfolio of securities, the Fund believes there are no material risks of investing in the Portfolio that are different from those to which stockholders of the Fund are currently subject.

         The approval of the Portfolio's investors (i.e., holders of interests in the Portfolio, such as the Fund) would be required to change any of its investment restrictions; however, any change in nonfundamental investment policies would not require such approval. For a discussion of when Fund stockholders would be requested to vote on Portfolio matters, see page below.

         Like the Fund, the Portfolio determines its net asset value once on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange. The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

          Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market. Other assets are valued at fair value using methods determined in good faith by the Directors.

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. Net asset value per share is computed by determining the value of the Fund's assets (its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         As a partnership under the Internal Revenue Code, the Portfolio does not pay Federal income or excise taxes. Provided the Fund qualifies as a regulated investment company for Federal income tax purposes and the Portfolio is treated as a partnership for Federal and Massachusetts tax purposes, neither is liable for income, corporate excise tax or franchise tax in Massachusetts.

         Interests in the Portfolio have no pre-emptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of the trustees holding office had been elected by holders. The trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage interest in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of holders in the Portfolio qualified to vote in the election. The Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its share of the interests in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its stockholders and will cast its votes proportionately as instructed by Fund stockholders.

         Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its stockholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the stockholders of the Fund, or (b) any proposal, with respect to the Portfolio that is identical, in all material respects, to a proposal that has previously been approved by stockholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by stockholders of the Fund, would nonetheless be voted on by the Directors of the Fund.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists, and the Portfolio itself is unable to meet its obligations. Thus, stockholders of the Fund should not experience losses from the new investment structure itself.

         The Portfolio has its own board of trustees, including a majority of trustees who are not "interested" persons of the Portfolio as defined in the Act. The present trustees of the Portfolio are identical to the present Directors of the Fund and are listed on page of this Proxy Statement.

                               TAX CONSIDERATIONS

         The Fund has received an opinion of tax counsel, Brown & Wood, to the effect that, although there is no judicial authority directly on point, the contribution of its assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Fund for federal income tax purposes pursuant to Internal Revenue Code Section 721 and related authorities. The Fund has not applied for a ruling from the Internal Revenue Service to the same effect and legal opinions are not binding on the Service. If it were determined that the transaction was taxable, the Fund would realize and recognize gain in an amount equal to the appreciation (undiminished by losses) in the transferred assets as of the date of the transfer (the "deemed gain"). If the Fund did not make a distribution to its stockholders equal to all or a portion of the deemed gain, the Fund could be subject to tax (plus interest and penalties) on all or a portion of the deemed gain. Alternatively, if the Fund were to make a distribution to its stockholders in an amount equal to all or a portion of the deemed gain, then its stockholders at the time of such distribution would be taxed on the amount distributed and the Fund could be required to pay penalties and/or interest. Depending on the amount and nature of the deemed gain and the Fund's previous distributions of gains with respect to the same taxable year, the Fund might be required to make the distribution described in the preceding sentence in order to preserve its qualification under the Internal Revenue Code (the "Code") as a regulated investment company.

         As of September 30, 1995, the gross unrealized appreciation in the assets of the Fund on a Federal Income tax basis was $93,498,646. The amount of gross unrealized appreciation in the assets of the Fund at the time of transfer of the Fund's assets to the Portfolio may be more or less than the amount indicated in the preceding sentence, and no assurance can be given as to the magnitude of such amount at the time of such transfer.

         As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to stockholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. Under current law, provided that the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts. The Portfolio also is not expected to be required to pay any federal income or excise taxes.

                 PROPOSED SUPPLEMENT TO INVESTMENT RESTRICTIONS

         Certain of the Fund's investment restrictions must be amended, eliminated or reclassified in order for the Fund to invest its investable assets in the Portfolio. The Board of Directors of the Fund has approved, subject to a stockholder vote, a supplemental provision to be added to the investment restrictions of the Fund to permit it to invest its investable assets in the Portfolio. This proposed amendment to the Fund's investment restrictions is subject to approval by the Fund's stockholders. Certain of the revised investment restrictions of the Fund may be deemed to prohibit the Fund from seeking its investment objective by investing its investable assets in the Portfolio. See investment restrictions (1), (2), (4), (5), (10), (13) and (14) in Exhibit B.

         The Board of Directors proposes that these restrictions and all other investment restrictions be supplemented with an additional fundamental investment provision as follows: "(15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund."

         The additional investment provision would also apply to any conflicting nonfundamental investment policies. (The current investment restrictions would also be revised if Proposal 6 is approved.)

                       EVALUATION BY THE FUND'S DIRECTORS

         The Board of Directors of the Fund has carefully considered Proposal 4, which will in effect authorize the conversion of the Fund to the Hub and Spoke structure. The Board has carefully evaluated the potential benefits that would be associated with this Proposal. In this regard, the Board believes that the Portfolio will attract other collective investment vehicles which will have investors who would not otherwise be investors in the Fund. Investors in the Portfolio may include other established investment companies advised by Eaton Vance with substantially the same investment objectives and policies as the Fund. By adopting the Hub-and-Spoke structure the Fund can participate in a larger, more diversified and potentially more attractive investment portfolio. By this pooling of assets the Portfolio is likely, over time, to achieve a variety of operating economies. The larger asset size of the Portfolio, in the Board's view, can be expected to permit the purchase of investments in larger amounts than the Fund currently is able to purchase, which may reduce certain operating expenses indirectly borne by the Fund's stockholders. In general, to the extent that certain operating costs are relatively fixed and currently are borne by the Fund alone, these expenses would instead be borne in whole or in part by the Portfolio and shared by the Fund's stockholders with other investors in the Portfolio. These portfolio benefits and economies of scale would be likely only if assets of the Portfolio were to grow through investments in the Portfolio by entities in addition to the Fund. There can be no assurance that such benefits will be realized. The Board also recognized that the investment adviser could benefit from the proposed structure because such structure could enable the investment adviser to increase its assets under management through the development of new vehicles to attract investor assets to the investment adviser.

         The Directors of the Fund believe that over time the aggregate per share expenses of the Fund and the Portfolio should be less than or approximately equal to the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and to invest directly in securities although there can be no assurance that such expense savings will be realized. The Board also considered risks associated with an investment in the Portfolio. The Directors believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Fund's Board of Directors (including the Independent Directors) have concluded that it would be in the best interests of the Fund and its stockholders to approve a new investment policy and supplement to the fundamental investment restrictions to enable the Fund to invest its investable assets in the Portfolio.

                      VOTE REQUIRED TO APPROVE PROPOSAL 4

         Approval by the stockholders of the Fund of the new investment policy and supplement to its fundamental investment restrictions requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

         THE DIRECTORS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL. Implementation of this Proposal is dependent upon approval of Proposals 5 and 6. In the event the stockholders of the Fund fail to approve this Proposal, the Directors would continue to retain EVM as the investment adviser for the Fund to manage the Fund's assets through direct investments in securities, and the Fund's existing Investment Advisory Agreement between EVM and the Fund would continue in effect in its current form.

                PROPOSAL 5. AUTHORIZATION TO VOTE AT MEETINGS OF
                              PORTFOLIO INVESTORS

         Stockholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio is expected to call a meeting of its holders (including the Fund) to vote on such matters. Specifically, it is expected that the Portfolio will ask its holders to vote at such meeting to:

                  (A) Elect a board of trustees of the Portfolio;
                  (B) Ratify the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio; and
                  (C) Approve the Investment Advisory Agreement as set forth in Exhibit A to this Proxy Statement between the Portfolio and its investment adviser, Boston Management and Research (a subsidiary of Eaton Vance Management).

         The Fund will cast its votes at the meeting of holders of interests in the Portfolio on each matter in the same proportions as the votes cast by the Fund's stockholders. Based on the Fund's current net assets, it is anticipated that the Fund will hold over 99% of the interests in the Portfolio when the conversion occurs.

              PROPOSAL 5(A). AUTHORIZE THE FUND TO ELECT TRUSTEES
                                OF THE PORTFOLIO

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of authorizing the Fund to vote in favor of the election of the following six nominees indicated below as trustees of the Portfolio, to hold office until their successors are elected and qualified. PLEASE NOTE THAT EACH OF THE FOLLOWING NOMINEES CURRENTLY SERVES AS A DIRECTOR OF THE FUND. The biographical information as to each nominee is provided under Proposal 1 on page . The nominee whose name is preceded by an asterisk(*) is an "interested person" (as defined in the Act), by reason of his affiliation with the Portfolio; Boston Management and Research ("BMR"), the Portfolio's investment adviser and a wholly-owned subsidiary of Eaton Vance Management ("EVM"); Eaton Vance Distributors, Inc. ("EVD"), the Portfolio's placement agent and a wholly-owned subsidiary of EVM; or Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; or of BMR and EVM's trustee, Eaton Vance, Inc. ("EV") which is a wholly-owned subsidiary of EVC. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "EVC organization".)

                             NOMINEES FOR TRUSTEES

                                *Landon T. Clay
                                 Donald R. Dwight
                                 Samuel L. Hayes, III
                                 Norton H. Reamer
                                 John L. Thorndike
                                 Jack L. Treynor

         It is not expected that any of the nominees referred to above will decline or become unavailable for election, but in case this should happen, the Portfolio may vote for a substitute nominee or nominees (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

         As discussed in Proposal 1, Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on a Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.

         If Proposal 4 is approved it is estimated that each Trustee will receive approximately $800 in compensation from the Fund and $1,600 from the Portfolio in the first fiscal year of operations.

         Mr. Clay, a Director of the Fund and trustee of the Portfolio who is affiliated with EVM and BMR is compensated by EVM and BMR and does not and will not receive fees or renumeration directly from the Fund or the Portfolio.

         The Directors of the Fund recommend that the stockholders of the Fund vote to authorize the Fund to elect each nominee as a trustee of the Portfolio at the meeting of the holders of interests in the Portfolio.

            PROPOSAL 5(B). RATIFICATION OF SELECTION OF ACCOUNTANTS
                                OF THE PORTFOLIO

         A majority of the trustees of the Portfolio who are not interested persons of the Portfolio or BMR have selected Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110 as independent certified public accountants to sign or certify and financial statements which may be filed by the Portfolio with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending October 31, 1996, of the employment of such accountants being expressly conditioned upon the right of the Portfolio, by vote of a majority of the outstanding "voting securities" in the Portfolio at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Deloitte & Touche LLP currently serves as the independent certified public accountants of the Fund. The Fund is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio, opinions on financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio's registration statement, and preparation of the Portfolio's federal and state income tax returns. The nature and scope of the professional services of the accountants have been approved by the Portfolio's trustees, which have considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the Fund to ratify the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Portfolio to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending October 31, 1996.

         The Directors of the Fund recommend that the stockholders of the Fund vote to authorize the Fund to ratify the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio at the meeting of the holders of interests in the Portfolio.

                PROPOSAL 5(C). AUTHORIZE THE FUND TO APPROVE THE
                       INVESTMENT ADVISORY AGREEMENT WITH
                         BOSTON MANAGEMENT AND RESEARCH

         Boston Management and Research ("BMR") will act as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement between BMR and the Portfolio, to be dated the date of the conversion to the Hub and Spoke structure (the "Agreement"). BMR, a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Management ("EVM"). BMR or EVM act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion. EVM A Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a holding company which through subsidiaries and affiliates is engaged in investment management and marketing activities, real estate investment, consulting and management, oil and gas operations, development of precious metals properties, and fiduciary and banking services. EVC also owns all of the outstanding stock of BMR's and EVM's trustee, Eaton Vance, Inc. ("EV"). BMR and EVM employ the same investment personnel to provide advisory services to their respective clients.

         The Directors of the Fund have reviewed the Agreement and recommend that the stockholders of the Fund vote to authorize the Fund to approve the Agreement entered into by the Portfolio at the meeting of holders of interests in the Portfolio. A copy of the Agreement is attached hereto as Exhibit A and the discussion of the Agreement herein is qualified in its entirety by such Agreement.

         The Agreement will remain in full force and effect through February 28, 1996, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the board of trustees of the Portfolio or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, and (ii) by the vote of a majority of those trustees of the Portfolio who are not interested persons (as defined in the Act) of BMR or the Portfolio cast in person at a meeting called for the purpose of voting on such approval. In connection with the organization of the Portfolio, the Agreement was approved by the trustees of the Portfolio, including a majority of those trustees who are not interested persons of BMR or the Portfolio, on October 23, 1995, and by vote of EVM and BMR, which were then the holders of all the outstanding voting securities of the Portfolio, ___________ on , 1995. At the time of such action by the trustees of the Portfolio, Mr. Clay, a director and officer of EVC and EV and an officer of BMR and EVM, and a Voting Trustee and stockholder of EVC, was a trustee of the Portfolio.

         Under the terms of the Agreement, the Portfolio will employ BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of its trustees. BMR furnishes to the Portfolio investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the BMR organization to serve without salary as officers or trustees of the Portfolio.

         In approving the Agreement for the Portfolio, the trustees of the Portfolio have taken into account such factors and information as were deemed by them to be relevant to BMR's investment advisory relationship with the Portfolio. In their deliberations the trustees have considered: the requirements and needs of the Portfolio for management and administrative services and facilities, the desirability of providing for the management of the Portfolio through the EVC organization (of which BMR is a part), the nature, extent and quality of the management and administrative services and facilities heretofore provided by the EVC organization to the Fund, the ability of BMR's personnel, the fiduciary duties and risks to be assumed by the BMR organization and its commitment to provide management and administrative services and facilities to the Portfolio on a continuing basis, the aggregate of the compensation and benefits which will be received by the BMR organization pursuant to the Agreement, the compensation and benefits which will be received by Investors Bank & Trust Company (currently 77.3% owned subsidiary of EVC) as custodian of the Portfolio, the necessity that the BMR organization maintain its ability to retain and attract capable personnel to service the Portfolio, the continuance of appropriate incentives to assure that the BMR organization will provide high quality management and administrative services to the Portfolio, the revenues, expenses, financial condition, stability and capabilities of the EVC organization, the advantages to the Portfolio of being one of many investment companies advised and administered by the EVC organization, the investment performance of the Fund since its inception, the various investment strategies and techniques to be employed by BMR to enhance the Portfolio's investment performance, current developments and trends in the mutual fund and financial services industries including the entry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial amounts to engage personnel and to provide services for competing mutual funds, and other information and factors which the trustees believed relevant to the matter.

         Pursuant to the Agreement, BMR will provide the Portfolio with investment research, advice and supervision, will furnish an investment program and will determine what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Agreement requires BMR to pay the salaries and fees of all officers and trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Agreement provides that the Portfolio will pay all its expenses other than those expressly stated to be payable by BMR, which expenses payable by the Portfolio will include, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to holders and investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to holders and of meetings of holders and proxy solicitations therefor,
(x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records,m and determination of net asset values, book capital account balances and tax capital account balances),
(xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, holder servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of holders, (xvi) any direct charges to holders approved by the trustees of the Portfolio, (xvii) compensation and expenses of trustees of the Portfolio who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its trustees, officers and holders with respect thereto.

         In consideration of the services, payments and facilities to be furnished by BMR under the Agreement, the Portfolio will pay BMR a monthly advisory fee equal to and calculated in the same manner as the advisory fee currently being paid by the Fund on average daily net assets up to $500 million with reduced rates at various breakpoints as disclosed under Proposal 4 as set forth on page ___ above. Therefore, there will be no increase in the schedule of advisory fee rates as a result of the conversion of the Fund to the Hub and Spoke structure.

         Because the Portfolio has not commenced operations as of the date of this Proxy Statement, BMR has not received any investment advisory fees from the Portfolio.

         The Agreement provides that it may be terminated at any time without penalty on sixty days' notice by BMR or by the trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio, and that it shall automatically terminate in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities. The Agreement also provides that BMR shall to be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

                     VOTE REQUIRED TO AUTHORIZE THE FUND TO
                   APPROVE THE INVESTMENT ADVISORY AGREEMENT

         Authorization of the Fund to approve the Portfolio's Investment Advisory Agreement with BMR at the meeting of the holders of interests in the Portfolio requires the affirmative vote of a majority of the outstanding voting securities of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

         THE DIRECTORS OF THE FUND RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL. Implementation of this Proposal is dependent upon approval of Proposals 4 and 6. In the event that the stockholders of the Fund fail to approve this Proposal, the Directors of the Fund will consider what further action should be taken.

                    PROPOSAL 6. TO APPROVE THE ELIMINATION,
            RECLASSIFICATION AND AMENDMENT OF THE FUND'S INVESTMENT
             OBJECTIVE AND CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The Act requires a registered investment company like the Fund to have certain specific investment policies which can be changed only by a shareholder vote. Investment companies may also elect to designate other policies which may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this Proxy Statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Directors authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under the positions of the staff of the Securities and Exchange Commission in interpreting the Act, in which case, depending on the circumstances, the policy would be reclassified as a nonfundamental policy in the same or a modified form, or eliminated. Nonfundamental policies can be changed by the Directors without stockholder approval. Revision of fundamental policies have been approved by shareholders of numerous other funds advised by EVM, and if these revisions are approved then the uniformity of such policies would serve to facilitate EVM's compliance efforts.

         This Proposal seeks stockholder approval of changes which are intended to accomplish the foregoing goals. In addition, the revised policies would be in conformity with those of the Portfolio to allow implementation of the Hub and Spoke structure. Because an anticipated investor in the Portfolio will register its securities with state securities ("Blue Sky") laws, the Fund's policies should also be conformed to such laws. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the changes to the policies as set forth in Exhibit B (which does not include the additional fundamental investment provision to be added if Proposal 4 is approved). By reducing to a minimum those policies which can be changed only by stockholder vote, the Fund would be able to avoid the costs and delay associated with a stockholder meeting and the Directors believe that EVM's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The references to the Fund's investment restrictions correspond to the paragraphs in Exhibit B. If this Proposal is approved, the restrictions would be reordered.

         Aside from the changes to restrictions (6), (7), (11) and (14), the proposed changes will not affect current management of the Fund's portfolio. See "Use of Modern Investment Management Techniques".

           RECLASSIFICATION AND AMENDMENT OF THE INVESTMENT OBJECTIVE

         The Fund's present investment objective is "to seek long-term growth of capital and consequent long-term growth of income." Among the principal investment policies are that the Fund invests in "a diversified list of common stocks representing a number of different industries" and that "one of the factors which will be considered before any portfolio securities are sold will be the resulting tax liability." It is proposed that the investment objective be modified to express more explicitly the focus on investing in a diversified portfolio of stocks, and the consideration given to investor taxation in managing the investment portfolio. The proposed new objective is to "achieve long-term, after-tax returns for its stockholders through investing in a diversified selection of equity securities." The proposed change would not affect portfolio management.

         Modifying the statement of the Fund's investment objective in the manner proposed will clarify the management focus of the Fund. The Portfolio and new investment vehicles that will invest in the Portfolio need to adopt the same objective as the Fund. Expressing the investment objective in a way that emphasizes the focus on after-tax returns is thought to enhance the investor appeal of these investment vehicles, potentially leading to greater success in adding additional assets to the Portfolio than if the present statement of the Fund's objective were retained. As discussed in proposal 4, adding additional assets should enable the Fund to realize certain portfolio benefits and economies of scale.

         The Directors of the Fund also propose that the objective become "nonfundamental", which means the Directors could change it without stockholder approval in the future. The Directors have no present intention to change the objective other than as discussed above, and intend to submit any further proposed change which would be material to stockholders for approval in advance for approval.

                      ELIMINATION OF CERTAIN RESTRICTIONS

         The Directors propose to delete Restrictions (3) and (7) because such restrictions are not required to be fundamental policies under the Act or state "Blue Sky" laws and/or the practices referred to therein are otherwise governed by the Act.

         Restriction (3) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies and investment funds. Investment in other investment companies is regulated by the Act and this restriction does not contain all of the provisions in the Act regarding such investments.

         Restriction (7) concerning pledging, mortgaging or hypothecating the assets of the Corporation is being deleted as pledging restrictions are no longer required by state law. Restriction (6), as revised, contains limitations on leverage.

                    RECLASSIFICATION OF CERTAIN RESTRICTIONS

         The Directors also propose that Restrictions (4) and (10) be eliminated as fundamental, but be retained as nonfundamental policies of the Fund (which could be thereafter changed or eliminated by Director vote). Each of these restrictions is required under various state "Blue Sky" laws and/or federal laws, but are not required to be fundamental policies of the Fund.

         Restriction (4) concerning investments in unseasoned issuers limits investment in securities of companies with less than three years continuous operation to 5% of total assets. The Fund's investment policies generally contemplate investing in seasoned issuers.

         Restriction (10) concerning investing for control prohibits the Fund from investing for control or management of other companies. Such investments would be difficult because of the Act's diversification requirements contained in Restriction (1) and (2), and are regulated by the Act's provisions on affiliated transactions.

         As a result of this proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Directors without stockholder approval if the Directors determined that such change was appropriate and desirable. The Directors have no present intention of amending or eliminating the foregoing restrictions which would be reclassified. The Directors believe, however, that this reclassification of restrictions will permit the Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                       AMENDMENT OF CERTAIN RESTRICTIONS

         The Trustees also propose the amendment of five fundamental policies.

         Restrictions (1) and (2) concerning diversification of assets by issuer is more restrictive than needed to comply with the Act and Subchapter M of the Internal Revenue Code. The revised restrictions comport with these statutes primarily by having the diversification tests apply to 75%, instead of 100%, of total assets.

         Restriction (6) concerning borrowing has been revised by permitting borrowing and the issuance of senior securities consistent with the Act. The positions of staff of the Securities and Exchange Commission on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the Act as interpretations of the Act are further developed.

         Restriction (11) concerning lending has been amended to reflect current regulatory restraints and proposed changes to the lending policy of other Eaton Vance funds. The Fund does not expect to lend more than 30% of the value of its total assets.

         Restriction (12) concerning investments in real estate and commodities is being amended in order to expressly permit the Fund to invest in securities secured by real estate and securities of companies which invest or deal in real estate which was previously implied, and to permit the use of financial futures contracts.

             USE OF CERTAIN TECHNIQUES FOR TAX-EFFICIENT MANAGEMENT

         Since the Fund commenced operation in 1966, certain techniques for the tax-efficient management of equity portfolios have been developed and come into wide use among investment professionals. Consistent with the investment objective, the Portfolio (through which the Fund will invest if Proposals 4 and 5 are adopted) intends to employ them. Restrictions (6) regarding borrowing, (7) regarding pledging, (11) regarding lending of portfolio securities and (12) regarding nonphysical commodity contracts need to be revised to invest in the Portfolio.

         The Portfolio may purchase or sell certain derivative instruments to hedge against securities price declines and currency movements, and to enhance returns. The Portfolio may engage in transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held in the Portfolio; equity swaps; and the purchase and sale of forward currency exchange contracts and currency futures. The Portfolio may use transactions in derivative instruments as a substitute for the purchase and sale of securities. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable tax treatment, lower transaction costs, or greater liquidity. While many derivative instruments have built-in leveraging characteristics, the Portfolio will not use them to leverage its net assets. The purchase and sale of derivative instruments is a highly specialized activity that can expose the Portfolio to a significant risk of loss. The built-in leveraging inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a default on an obligation to pay by a counterparty. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of an underlying security, index, instrument, or currency. There can be no assurance that the use of derivative instruments will be advantageous to the Portfolio. The Portfolio will only enter into equity swaps and over-the-counter options contracts with counterparties whose credit quality or claims paying ability are considered to be investment grade by the Adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which may include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired. All futures contracts entered into by the Portfolio will be traded on exchanges or boards of trade that are licensed and regulated by the Commodities Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, the Portfolio may only enter into futures contracts if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on such positions.

         In addition, the Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by an Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. Moreover, the tax consequences of the income received would be considered before lending was implemented.

                      VOTE REQUIRED TO APPROVE PROPOSAL 6

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under Proposal 4. Implementation of this Proposal is not dependent upon any other proposal herein.

         The Directors have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Fund's stockholders. If the Proposal is not approved, the Fund's present objective and fundamental restrictions will remain in effect and a stockholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction. The Directors recommend that the stockholders vote in favor of the elimination, reclassification and amendment of the Fund's investment objective and restrictions as described above.

               PROPOSAL 7. TO APPROVE AN AMENDMENT TO THE FUND'S
               ARTICLES OF ORGANIZATION REGARDING REORGANIZATIONS

         In order to facilitate a possible tax-free reorganization between the Fund (assuming it invests substantially all of its assets in the Portfolio in accordance with Proposal 4) and similarly structured and managed investment companies sponsored by Eaton Vance, the Directors recommend that the shareholders authorize an Amendment to the Fund's Articles of Organization to reduce the shareholder vote required for such a transaction from two-thirds to a majority.

         Under Massachusetts General Laws Chapter 156, Section 75, the affirmative vote of two-thirds of the outstanding shareholders is required to approve a reorganization less the Articles of Organization provide for a less onerous requirement which can be no less than a majority. Because of the expense and delay that can be involved in obtaining a two-thirds vote, the Directors recommend the change be approved.

         A reorganization may be in the shareholders' interest in the future to reduce costs. Any specific proposal to reorganize would be the subject of a separate proxy solicitation in which shareholders would receive proxy materials describing the proposal.

         An affirmative vote of a majority of the outstanding shares of the Fund entitled to vote at this meeting will be required to authorize the Amendment. THE DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO AMEND THE ARTICLES OF ORGANIZATION. The Amendment would apply to any type of reorganization permitted under Massachusetts law. Failure to receive an affirmative vote on this Proposal will not preclude acting on any other Proposal set forth in this Proxy Statement which has received the required affirmative vote.

                     CERTAIN INFORMATION REGARDING BMR, EVM
                 AND THE OFFICERS OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISERS
         Eaton Vance Management ("EVM") or Boston Management and Research ("BMR") act as investment adviser to investment companies and various individual and institutional clients, with combined assets under management of approximately $15 billion. EVM provides administrative and management services to certain Eaton Vance funds, as well as The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust and The Wright Managed Blue Chip Series Trust. EVM and its affiliates also provide investment management services to substantial individual and institutional investment counsel accounts.

         BMR is a wholly-owned subsidiary of EVM. There are no financial conditions known by EVM or BMR which would impair the financial ability of the adviser to fulfill its commitment to the Portfolio under the proposed investment advisory agreement. EVM and EV are both wholly-owned subsidiaries of EVC. BMR and EVM are Massachusetts business trusts, and EV is the trustee of BMR and EVM. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, EVM, BMR and EV. All of the issued and outstanding shares of EVM and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by EVM. All shares of the outstanding Voting common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes, and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and EVM who are also officers and Directors of EVC and EV. As of ____________ , 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively. The address of EVC, EVM, BMR, EV and of its Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.

         As of ___________________ , 1995 there were ________________ shares of
Non-Voting Common Stock of EVC outstanding, _____________________ shares of which were held by EVM. As at such date, Landon T. Clay owned __________________ shares (or ___%) of such Non-Voting Common Stock of EVC then outstanding, and
M. Dozier Gardner owned shares (or %) of such Non-Voting Common Stock. EVC has issued outstanding options to the following individuals covering the number of shares of EVC Non-Voting Common Stock set forth after their names: Landon T. Clay (19,000); M. Dozier Gardner (52,500); Benjamin A. Rowland, Jr., (26,000); and James B. Hawkes (130,144).

         EVC owns all the stock of Marblehead Energy Corp., which engages in oil and gas operations, and 77.3% of the stock of Investors Bank & Trust Company ("IBT"), the custodian of the Fund and the Portfolio, which also provides bookkeeping and pricing services to the Fund and the Portfolio. The charges for its services are offset by the value (determined by an agreed-upon formula) of the cash balances of the Fund and the Portfolio, which are maintained with it as the custodian of the Fund and the Portfolio. IBT also provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, savings banks, investment companies and other institutions. EVC has announced its intention to spin-off IBT as an independent company in 1995. EVM owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment management and consulting. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC, BMR, EVM and EV may also enter into other businesses.

         The fees paid IBT under these arrangements for its services as custodian by the Fund for the six months ended April 30, 1995 and for the fiscal year ended October 31, 1994, were $22,604 and $49,061 respectively.

EATON VANCE DISTRIBUTORS, INC.
         Eaton Vance Distributors, Inc. ("EVD") ( a wholly-owned subsidiary of
EVM) acts as Principal Underwriter for over _________________ investment companies, each of which makes a continuous offering of shares.

         EVD also acts as the Placement Agent for the Portfolio. The Placement Agent Agreement is renewable annually by the Portfolio's Board of Trustees (including a majority of the Independent Trustees), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Portfolio or on six months' notice by the Placement Agent and is automatically terminated upon assignment.

OFFICERS OF THE FUND AND THE PORTFOLIO
         The officers of the Fund and the Portfolio, with their ages indicated in parenthesis, are as follows: Landon T. Clay (69), President and Director of the Fund since 1970 and of the Portfolio; James B. Hawkes, Jr., (53), Vice President of the Fund since 1971 and of the Portfolio; Duncan W. Richardson
(38), Vice President of the Fund since 1991 and of the Portfolio; James L. O'Connor (50), Treasurer of the Fund since 1989 and of the Portfolio; Thomas Otis (64), Clerk of the Fund since 1969 and of the Portfolio; Janet E. Sanders
(59), Assistant Treasurer and Assistant Clerk of the Fund since 1990 and of the Portfolio; James F. Alban (33), Assistant Treasurer of the Fund since 1991 and of the Portfolio; A. John Murphy (32), Assistant Clerk of the Fund since April 18, 1995 and of the Portfolio; and Eric G. Woodbury (38), Assistant Clerk of the Fund since August 7, 1995 and of the Portfolio. Except as indicated, all officers of the Fund have served in that capacity for the last five years and all officers of the Portfolio have served since October 23, 1995. All of the officers of the Fund and the Portfolio have been employed by BMR, EVM or their predecessors for more than five years except Mr. Alban, Assistant Vice President of EVM and EV since January 17, 1992 and of BMR since its inception, and an employee of EVM since September 23, 1991 was a tax Consultant Audit Senior at Deloitte & Touche LLP from 1987 to 1991; Mr. Murphy, Assistant Vice President of EVM, BMR and EV since March 1, 1994 and an employee of EVM since March 1993, was State Regulations Supervisor, The Boston Company from 1991-1993 and Registration Specialist, Fidelity Management & Research Co., from 1986-1991; and Mr. Woodbury, Vice President of EVM since February 1993, who was an associate attorney at Dechert, Price & Rhoades and Gaston & Snow prior thereto. Mr. Hawkes is an officer, Director, and a stockholder of EVC, an officer and Director of EV, and an officer of EVM and BMR. Messrs. Alban, Murphy, O'Connor, Richardson, Ms. Sanders and Mr. Woodbury are officers of EVM, BMR and EV, and stockholders of EVC. Mr. Otis is an officer and stockholder of EVC and an officer of EVM, BMR and EV. Because of their positions with BMR, EVM and EV or their ownership of stock of EVC, Mr. Clay (an Officer and Director of the Fund and officer and trustee of the Portfolio), as well as the other officers of the Fund and the Portfolio, will benefit from the advisory fees paid by the Portfolio to BMR and the Portfolio, as well as any income derived by IBT under the custodian agreements with the Fund and the Portfolio.

                       NOTICE TO BANKS AND BROKER/DEALERS

         The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: The Shareholder Services Group, Inc., Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122 Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies on behalf of the Board of Directors of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund, be personnel of its investment adviser, EVM, its transfer agent, The Shareholder Services Group, Inc., by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by EVM's personnel, by its transfer agent, The Shareholder Services Group, Inc., or by broker-dealer firms, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

         All proxy cards solicited by the Board of Directors that are properly executed and received by the Clerk prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted, will not be counted toward establishing a quorum. Broker non-votes will be counted toward establishing a quorum and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon. Stockholders should note that while votes to abstain will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

         In the event that sufficient votes by the stockholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by November 30, 1995, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

         The Fund will furnish, without charge a copy of the Fund's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report to any stockholder upon request. Stockholders desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, Clerk, Capital Exchange Fund, Inc., 24 Federal, Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

                                                     Capital Exchange Fund, Inc.
October 30, 1995

                                                                       EXHIBIT A
                          TAX-MANAGED GROWTH PORTFOLIO

                         INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 23rd day of October, 1995, between Tax-Managed Growth Portfolio, a New York trust (the "Trust"), and Boston Management and Research, a Massachusetts business trust (the "Adviser").

         1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

         The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

         The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by the Adviser or its affiliates or shares of any other investment company investing in the Trust.

         2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to the following of the average daily net assets of the Trust throughout each month:

         Average Daily Net Assets for the Month           Annual Fee Rate
         --------------------------------------           ---------------
         up to $500 million                                   0.625%
         $500 million but less than $1 billion                0.5625%
         $1 billion but less than $1.5 billion                0.50%
         $1.5 billion and over                                0.4375%

Such compensation shall be paid monthly in arrears on the last business day of each month. The Trust's daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

         In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.

         The Adviser may, from time to time, waive all or a part of the above compensation.

         3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees,
(vii) expenses of issue, sale, and redemption of Interests in the Trust, (viii) expenses of registering and qualifying the Trust and Interests in the Trust under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to Holders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust's placement agent as broker-dealer or agent under state securities laws,
(ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing the account of Holders, (xvi) any direct charges to Holders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and Holders with respect thereto.

         4. Other Interests. It is understood that Trustees and officers of the Trust and Holders of Interests in the Trust are or may be or become interested in the Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Eaton Vance" or "Boston Management and Research" or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

         5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of Interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

         6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust.

         7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including February 28, 1996 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after February 28, 1996 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

         Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.


         8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

         9. Limitation of Liability. The Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust (Section 5.2 and 5.6) limiting the personal liability of the Trustees and officers of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from any Trustee or officer of the Trust.

         10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities" shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the Interests in the Trust present or represented by proxy at the meeting if the Holders of more than 50 per centum of the outstanding Interests in the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Interests in the Trust. The terms "Holders" and "Interests" when used herein shall have the respective meanings specified in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                               TAX-MANAGED GROWTH PORTFOLIO



                                               By: /s/ Landon T. Clay
                                               -----------------------------
                                                       President


                                               BOSTON MANAGEMENT AND RESEARCH



                                               By: /s/ James B. Hawkes
                                               ------------------------------
                                                    Vice President
                                                 and not individually

                                                                       EXHIBIT B


                          CAPITAL EXCHANGE FUND, INC.

                        FUNDAMENTAL INVESTMENT POLICIES
       [Proposed Additions in Italics and Proposed Deletions in Brackets]


         As a matter of fundamental investment policy, the Fund may not:

         (1) With respect to 75% of its total assets, invest [purchase the securities of any issuer if such purchase at the time thereof would cause] more than five percent (5%) of its [the] total assets [of the Corporation] (taken at market value) [to be invested] in the securities of any one [such] issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. [The foregoing limitation shall not apply to investments in Government securities as defined in the Investment Company Act of 1940.]

         (2) With respect to 75% of its total assets, invest [purchase securities of any issuer if such purchase at the time thereof would cause] more than ten percent (10%) of its assets in the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies [any class of securities of such issuer to be held by the Corporation. For this purpose all outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences.]

         (3) [Purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation.]

         (4)* Purchase securities of any issuer which has a record of less than three (3) years' continuous operation including, however, in such three (3) years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Corporation has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise, provided that nothing in this sub-paragraph D shall prevent (a) the purchase of securities of a company substantially all of whose assets are (i) securities of one or more companies which have had a record of three (3) years' continuous operation, or (ii) assets of an independent division of another company, which division has had a record of three (3) years' continuous operation; (b) the purchase of securities of (i) a public utility subject to supervision or regulation as to its rates or charges by a commission or board or officer of the United States or of any state or territory thereof, or of the government of Canada or of any province or territory of Canada or (ii) companies operating or formed for the purpose of operating pipe or transmission lines for the transmission of oil, gas or electric energy or like products; provided that no security shall be purchased pursuant to exception (a) or (b) of this sub-paragraph D if such purchase at the time thereof will cause more than five percent (5%) of the total assets of the Fund (taken at market value) to be invested in securities of companies which would not then be eligible for purchase but for those exceptions.
-----------
* This restriction would become nonfundamental if Proposal 6 is approved.

         (5)* Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees, or security-holders is an officer or Director of the Corporation, or is a member, officer, director or trustee of the Investment Adviser of the Corporation, if after the purchase of the securities of such issuer by the Corporation one or more of such persons owns beneficially more than one-half of one percent (1/2%) of the shares or securities, or both (all taken at market value), of such issuer, and such persons owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities, or both (all taken at market value).

         (6) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940 [amounts in excess of ten percent (10%) of the gross assets of the Corporation taken at cost determined in accordance with good accounting practice, and no borrowing shall be undertaken except as a temporary measure for extraordinary or emergency purposes.]

         (7) [Pledge, mortgage, or hypothecate the assets of the Corporation.]

         (8) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

         (9)* Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

         (10)* Invest for the purpose of exercising control or management of other companies;

         (11) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

         (12) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

         (13)     Engage in the underwriting of securities; or

         (14) concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's objective, up to 25% of the value of its assets may be invested in any one industry.

-----------
* This restriction would become nonfundamental if Proposal 6 is approved.

CAPITAL EXCHANGE FUND, INC.                 THIS PROXY IS SOLICITED ON BEHALF OF
PROXY                                       THE BOARD OF DIRECTORS OF THE FUND

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such stock, hereby appoints H. Day Brigham, Jr., Landon T. Clay and Thomas Otis, or any of them, attorneys of the undersigned, with full power of substitution, to vote all stock of Capital Exchange Fund, Inc., which the undersigned is entitled to vote at the Special Meeting in lieu of the Annual Meeting of the Stockholders of said Fund to be held on November 30, 1995 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified below and on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy must be returned in order for your shares to be voted.

1.  TO FIX THE NUMBER OF DIRECTORS, AND TO ELECT DIRECTORS.


    | | FOR the following nominees, except those whose names are inserted on the line below:
        Directors - L. T. Clay, D.R. Dwight, S.L. Hayes, III, N.H. Reamer,
        J. L. Thorndike and J.L. Treynor

-------------------------------------------------------------------------------

    | | WITHHOLD AUTHORITY to vote for any of the nominees.


2.  To ratify the selection of Deloitte   FOR | |  AGAINST | |   ABSTAIN | |\2/
    & Touche as independent public
    accountants of the Fund.

3.  To approve an Amendment to the        FOR | |  AGAINST | |   ABSTAIN | |\3/
    By-Laws of the Fund.

4.  To adopt a new investment policy      FOR | |  AGAINST | |   ABSTAIN | |\4/
    and to supplement investment
    restrictions to permit a new
    investment structure as described
    in the Proxy Statement.

5.A. To Authorize the Fund to vote at    FOR | |                WITHHOLD | |\5A/
     a meeting of holders of interests   the nominees except    AUTHORITY
     in the Portfolio to elect six       those whose names      to vote for
     trustees of the Portfolio.          are inserted on the    any of the
                                         line below.            nominees.
     T. Clay, D.R. Dwight, S.L. Hayes,
     III, N.H. Reamer, J.L. Thorndike,
     J.L. Treynor

5.B. To authorize the Fund to vote at    FOR | |  AGAINST | |   ABSTAIN | |\5B/
     a meeting of holders of interests
     in the Portfolio to ratify the
     selection of Deloitte & Touche
     LLP as independent accountants of
     the Portfolio.

5.C. To authorize the Fund to vote at    FOR | |  AGAINST | |   ABSTAIN | |\5C/
     a meeting of holders of interests
     in the Portfolio to approve the
     Investment Advisory Agreement
     between the Portfolio and Boston
     Management and Research as set
     forth in Exhibit A to the Proxy
     Statement.

6.   To approve the revision of the
     Fund's investment objective and
     certain of the Fund's investment
     policies as set forth in Exhibit
     B to the Proxy Statement as
     follows:

6.A. Reclassification and Amendment       FOR | |  AGAINST | |   ABSTAIN | |\6A/
     of the investment objective.

6.B. Eliminate the restriction            FOR | |  AGAINST | |   ABSTAIN | |\6B/
     concerning investment in other
     investment companies.

6.C. Eliminate the restriction            FOR | |  AGAINST | |   ABSTAIN | |\6C/
     concerning pledging.

6.D. Reclassify the restriction           FOR | |  AGAINST | |   ABSTAIN | |\6D/
     concerning investment in
     unseasoned issuers.

6.E. Reclassify the restriction           FOR | |  AGAINST | |   ABSTAIN | |\6E/
     concerning investing for
     control.

6.F. Amend the restriction concerning     FOR | |  AGAINST | |   ABSTAIN | |\6F/
     lending.

6.G. Amend the restriction concerning     FOR | |  AGAINST | |   ABSTAIN | |\6G/
     concentration.

6.H. Amend the restriction concerning     FOR | |  AGAINST | |   ABSTAIN | |\6H/
     borrowing.

6.I. Amend the restriction concerning     FOR | |  AGAINST | |   ABSTAIN | |\6I/
     lending.

6.J. Amend the restriction concerning     FOR | |  AGAINST | |   ABSTAIN | |\6J/
     real estate and commodities.

7.   To approve an amendment to the       FOR | |  AGAINST | |   ABSTAIN | |\7/
     Articles of Organization.

As to any other matter, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                      THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF
                                      ALL MATTERS


                                      ------------------------------------------


                                      ------------------------------------------
                                      Please sign exactly as your name or names appear at left.


                                      Dated: --------------------------- , 1995

                                                                           015